SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)           May 2, 2003


                                    Versatech USA
                             (formerly VersaTech, Inc.)
             (Exact Name of Registrant as Specified in its Charter)


         Nevada                      33-91240               88-0330263
(State or other jurisdiction       (Commission             (IRS Employer
     of Incorporation)              File Number)         Identification No.)


         800 Bellevue Way NE, Suite 400, Bellevue, WA          98004-4208
        (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code:       (425) 990-5599





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Item 5.  Other Events.

On May 02, 2003, the Company amended its name to Versatech USA.

Exhibits attached:

99.1a    Certificate of Amendment to Articles of Incorporation
99.1b    Certificate of Name Change


                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    VERSATECH USA



Date:  May 21, 2003             By: /s/ STEVE KRAKONCHUK
                                    -----------------------------------------
                                    Name: Steve Krakonchuk
                                    Title: Chairman, CEO
                                           and duly authorized officer











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